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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 16, 1996


                              CROWELL & CO., INC.
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             (Exact name of registrant as specified in its charter)

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


           GEORGIA                        0-7765                58-1021933
           -------                        ------                ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
        incorporation)                 File Number)        (Identification No.)

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   432 SOUTH BELAIR ROAD, AUGUSTA, GA                               30907
   ----------------------------------                               -----
(Address of Principal executive offices)                          (Zip Code)


Registrant's telephone number including area code:  (706) 855-1099
                                                    --------------
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                              CROWELL & CO., INC.

                                     INDEX


                                                                      PAGE

ITEM  5  Other Events.................................................  3
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                              CROWELL & CO., INC.


                             ITEM 5.  OTHER EVENTS


On December 16, 1996, Crowell & Co., Inc. ("Crowell"), sold its computer software division, United Data Systems. Under the terms of the agreement, Crowell received $80,000 in cash and a note receivable in the amount of $120,000.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



DATE December 16, 1996               /s/ Mark L. Gilliam
     -----------------               ---------------------------------------
                                     Mark L. Gilliam as Vice President on
                                     Behalf of the registrant and as Chief
                                     Financial Officer